Exhibit 10.5

NEITHER THE ISSUANCE OF THIS CONVERTIBLE NOTE NOR THE SECURITIES INTO WHICH THIS NOTE ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES INTO WHICH THIS NOTE MAY CONVERT MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER THE ACT.

CONVERTIBLE PROMISSORY NOTE

$50,025	September 2, 2016	San Clemente, California

FOR VALUE RECEIVED, Smoofi Inc., a Nevada corporation (hereinafter called the “Borrower”), hereby promises to pay to the order of Mathew Hayden, an individual residing in Orange County California, or registered assigns (the “Holder”) the sum of Fifty Thousand Dollars ($50,025) with any interest as set forth herein, on or before December 31, 2017 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate Eight percent (8%) (the “Interest Rate”) per annum from the date the Principal Amount is paid by Holder to the Borrower (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise.

This Note may be prepaid in whole or in part as otherwise explicitly set forth herein. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of Ten percent (10%) per annum from the due date thereof until the same is paid (“Default Interest”). Interest shall commence accruing on June 9, 2015, the date that the funds were advanced by Lender to Borrower, and shall be computed on the basis of a 365-day year and the actual number of days elapsed. All payments due hereunder (to the extent not converted into common stock of the Borrower (the “Common Stock”) in accordance with the terms hereof) shall be made in lawful money of the United States of America; provided however, notwithstanding anything contained herein to the contrary, at the sole discretion of the Borrower, Borrower may make payment of interest in shares of the Company’s Common Stock computed using the formula utilized to arrive at the Conversion Price (as defined herein).

All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term “business day” shall mean any day other than a Saturday, Sunday, or a day on which commercial banks in the city of Los Angeles, Los Angeles are authorized or required by law or executive order to remain closed.

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the holder thereof.

This Note is issued by Borrower pursuant to the mutually agreed settlement discussions preceding the date hereof (the "Settlement Agreement") regarding the settlement of the default by Borrower on the Promissory Note dated July 3, 2015 between Holder and Borrower (the “Old Note”). This Note is issued to replace the Old Note between Borrower and Holder. The Old Note is hereby satisfied and cancelled by Holder

The following terms shall apply to this Note:

ARTICLE I. CONVERSION RIGHTS

1.1 Conversion Rights. The Holder shall have the right from time to time without the consent of the Borrower, and at any time during the period beginning immediately following the Issue Date of this Note (a “Conversion”), with not less than sixty (60) day notice to the Borrower (“Notice of Conversion”), or earlier if such notice period is waived by the Borrowers President or CEO and its Secretary or CFO, and ending on the earlier of (i) the Maturity Date, or (ii) the date of full payment of principal and interest due under this Note, to convert all or any part of the outstanding and unpaid principal amount of this Note into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the Conversion price based upon the following formula: Divide the total principal and accrued interest remaining to be paid hereunder by the Conversion Price. For the purpose of this Note, the “Conversion Price” is equal to the total outstanding principal and accrued unpaid interest since the date of the Old Note divided by Eleven cents ($0.11), which is the average trailing average high closing Ask price of Borrowers Common Stock as of the date hereof as published at www.OTCMarkets.com.” (the “Conversion Rate”).

Notwithstanding the foregoing conversion privilege, in no event shall Borrower have the right to convert into, nor shall the Borrower issue to such Holder, shares of Common Stock on any full or partial Conversion which will result in Holder and its affiliates together beneficially owning more than 9.99% of the then issued and outstanding shares of Common Stock. If the number of shares issued to Holder is greater than 4.99% of the total issued common stock of the Borrower, the Borrower must notify the Holder immediately. For purposes hereof, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder.

1.1	Method of Conversion.

To affect a Conversion, Holder shall deliver to Borrower a notice of Holders election to convert this Note (the “Notice of Conversion ”), in the form attached hereto as Exhibit A in accordance with Articles 1.1 above and 1.4 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 4:00 p.m., Los Angeles, California time on the date the Notice of Conversion is received by Borrower (the “Conversion Date”). The term “Conversion Amount” means, with respect to any Conversion of this Note, the Conversion Rate applied to the sum of (1) the principal amount of this Note to be converted plus (2) at the Borrower’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note.

1.3 Mechanics of Conversion.

(a) Subject to Article 1.1, this Note may be converted by the Holder in whole or in part at any time from time to time after the Issue Date, by submitting to the Borrower a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 4:00 p.m., Los Angeles, California time.

(b) Notwithstanding anything to the contrary set forth herein, upon Conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Borrower, unless the entire unpaid principal amount and, at the option of Holder, all unpaid accrued interest of this Note is so converted. The Holder and the Borrower shall maintain records showing the principal amount so converted and the dates of such Conversions or shall use such other method, reasonably satisfactory to the Holder and the Borrower, so as not to require physical surrender of this Note upon each such Conversion. In the event of any dispute or discrepancy, such records of the Borrower shall, prima facie, be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted, the Holder may not transfer this Note unless the Holder first physically surrenders this Note to the Borrower, whereupon the Borrower will f issue and deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following Conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

(c) The Borrower shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or other securities or property on Conversion of this Note in a name other than that of the Holder (or in street name), and the Borrower shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder’s account) requesting the issuance thereof shall have paid to the Borrower the amount of any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

(d). Upon receipt by the Borrower from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for Conversion as provided in this Article 1.3, the Borrower shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such Conversion within three (3) business days after such receipt (the “Deadline”) and, solely in the case of Conversion of the entire unpaid principal amount hereof, surrender of this Note in accordance with the terms hereof.

Notwithstanding the foregoing conversion privilege, in no event shall Borrower have the right to convert into, nor shall the Borrower issue to such Holder, shares of Common Stock on any full or partial Conversion which will result in Holder and its affiliates together beneficially owning more than 9.99% of the then issued and outstanding shares of Common Stock. If the number of shares issued to Holder is greater than 4.99% of the total issued common stock of the Borrower, the Borrower must notify the Holder immediately. For purposes hereof, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. No provision of this Note shall alter or impair the obligation of the Borrower, which is absolute and unconditional, to the payment of the Outstanding Principal Amount of this Note at the Maturity Date, and in the coin or currency herein prescribed.

(e). Upon receipt by the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such Conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such Conversion, and, unless the Borrower defaults on its obligations under this Article I, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such Conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Borrower’s obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Borrower to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Borrower, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Holder in connection with such Conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by the Borrower before 4:00 p.m., Los Angeles, California time, on such date.

(f). In lieu of delivering physical certificates representing the Common Stock issuable upon Conversion, provided the Borrower is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of the Holder and its compliance with the provisions contained in Article 1.1 and in this Article 1.3, the Borrower shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon Conversion to the Holder by crediting the account of Holder’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system.

1.4 The shares of Common Stock issuable upon Conversion of this Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Borrower or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) (“Rule 144”) or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Borrower who agrees to sell or otherwise transfer the shares only in accordance with this Article 1.4 and who is an Accredited Investor (as defined in the Act). Subject to the removal provisions set forth below, until such time as the shares of Common Stock issuable upon Conversion of this Note have been registered under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon Conversion of this Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER THE ACT. “

The legend set forth above shall be removed and the Borrower shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Borrower or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be accepted by the Company so that the sale or transfer is effected or (ii) in the case of the Common Stock issuable upon Conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold.

1.5 Effect of Certain Events.

(a) If, at any time when this Note is issued and outstanding and prior to Conversion of all of the Notes, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Borrower shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Borrower or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Borrower other than in connection with a plan of complete liquidation of the Borrower, then the Holder of this Note shall thereafter have the right to receive upon Conversion of this Note, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon Conversion, such stock, securities or assets which the Holder would have been entitled to receive in such transaction had this Note been converted in full immediately prior to such transaction (without regard to any limitations on Conversion set forth herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Note to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares issuable upon Conversion of the Note) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the Conversion hereof, or

(b) If the Borrower shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Borrower’s shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary, i.e. a spin-off (a “Distribution”), then the Holder of this Note shall be entitled, upon any Conversion of this Note after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the Holder with respect to the shares of Common Stock issuable upon such Conversion had such Holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

1.7 Status as Shareholder.

Upon submission of a Notice of Conversion by a Holder, (a) the shares covered thereby shall be deemed converted into shares of Common Stock and (b) the Holder’s rights as a Holder of such converted portion of this Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Borrower to comply with the terms of this Note.

1.8 Prepayment.

Notwithstanding anything to the contrary contained in this Note, at any time during the period beginning on the Issue Date and ending on the date on which the entire unpaid principal amount and, all unpaid accrued interest of this Note has been repaid, the Borrower shall have the right, exercisable on not less than five (5) business days prior written notice to the Holder of the Note to prepay the Note (principal and accrued interest), in full, in accordance with this Article 1.8. Any notice of prepayment hereunder (an “Optional Prepayment Notice”) shall be delivered to the Holder of the Note at its registered addresses and shall state: (a) that the Borrower is exercising its right to prepay the Note, and (b) the date of prepayment which shall be not more than five (5) business Days from the date of the Optional Prepayment Notice.

On the date fixed for prepayment (the “Optional Prepayment Date”), the Borrower shall make payment of the Optional Prepayment Amount (as defined below) to or upon the order of the Holder as specified by the Holder in writing to the Borrower at least three(3) business days prior to the Optional Prepayment Date. If the Borrower exercises its right to prepay the Note, the Borrower shall make payment to the Holder of an amount in cash (the “Optional Prepayment Amount”) equal to 110%, multiplied by the sum of the then outstanding principal amount of this Note plus all accrued and unpaid interest on the unpaid principal amount of this Note, to the Optional Prepayment Date plus Default Interest, if any, on any amounts owed to the Holder pursuant hereto. If the Borrower delivers an Optional Prepayment Notice and fails to pay the Optional Prepayment Amount due to the Holder of the Note within five (5) business days following the Optional Prepayment Date, the Borrower shall forever forfeit its right to prepay the Note pursuant to this Article 1.8.

ARTICLE II. CERTAIN COVENANTS

So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder’s written consent (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock, or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock except for (i) in the course of an acquisition of another entity or the assets of another entity, or as compensation to Borrower executive officers and Directors in lieu of cash, (ii) the exercise of Options granted by Borrower or the exercise of the conversion rights of derivative securities issued by Borrower, or (iii) a distribution pursuant to any shareholders’ rights plan which is approved by a majority of the Borrower’s disinterested Directors.

ARTICLE III. EVENTS OF DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

3.1 The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

3.2 The Borrower fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the Conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form)

any certificate for shares of Common Stock issued to the Holder upon Conversion of or otherwise pursuant to this Note as and when required by this Note, the Borrower directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon Conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon Conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for three (3) business days after the Holder shall have delivered a Notice of Conversion. It is an obligation of the Borrower to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a Conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Borrower to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Borrower’s transfer agent in order to process a Conversion, such advanced funds shall be paid by the Borrower to the Holder within forty eight (48) hours of a demand from the Holder.

3.3  The Borrower breaches any material covenant or other material term or condition contained in this Note such breach continues for a period of ten (10) days after written notice thereof to the Borrower from the Holder.

3.4  If any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Purchase Agreement), shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.5  The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

3.6  Any money judgment, writ or similar process shall be entered or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more than $5,000,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

3.7  Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

1

2

3.8  Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

3.9  Any cessation of operations by Borrower, not in the ordinary course of business as may be modified or restructured by Borrower’s Board of Directors in their sole discretion, or Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower’s ability to continue as a “going concern” shall not be an admission that the Borrower cannot pay its debts as they become due.

3.10 The failure by Borrower to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

ARTICLE IV. MISCELLANEOUS

4.1  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Borrower, to:

Smoofi Inc..

Tel: 1031 Calle Recodo Ste B

Suite 4217

San Clemente, CA 92673

Tel: 949. 973.0684

Email: info@smoofi.com

With a copy by email only to (which copy shall not constitute notice):

Email:

If to the Holder:

Mathew Hayden

_____________________

San Clemente, CA

Tel:

Email:

4.3  This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument (and the other Notes issued pursuant to the Purchase Agreement) as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4  This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

4.5  If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

4.6  This Note shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state courts of Nevada. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Borrower and Holder waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

4.7  Except as otherwise provided below, the Holder of this Note shall have no rights as a Holder of Common Stock unless and only to the extent that it converts this Note into Common Stock. The Borrower shall provide the Holder with prior notification of any meeting of the Borrower’s shareholders (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the Borrower of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation, reclassification or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Borrower or any proposed liquidation, dissolution or winding up of the Borrower, the Borrower shall mail a notice to the Holder, at least twenty (20) days prior to the record date specified therein (or thirty (30) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time. The Borrower shall make a public announcement of any event requiring notification to the Holder hereunder substantially simultaneously with the notification to the Holder in accordance with the terms of this Article 4.7.

4.8  The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer effective this 1st day of August, 2016.

Borrower:

Smoofi Inc..

By:______________________

Name: Fred G. Luke

Title: President

Holder:

________________________

Mathew Hayden

EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert $___________________ principal amount of the Note (defined below) into that number of shares of Common Stock to be issued pursuant to the Conversion of the Note as set forth below, of SMOOFI INC. a Nevada corporation (the “Borrower”) according to the conditions of the convertible note of the Borrower dated as of September 2, 2016 (the “Note”), as of the date written below. No fee will be charged to the Holder for any Conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

Box Checked as to applicable instructions:

[ ]       The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DWAC Transfer").

Name of DTC Prime Broker: ______________________________________________

Account Number: __________________

[ ]        The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder's calculation attached hereto) in the name(s) specified immediately below:

Mathew Hayden or Assignee

SSN #: ________________

Date of Conversion:  _____________________

Conversion Price:  ______________________

Shares to Be Delivered:  ______________________

Remaining Principal

Balance Due After

This Conversion  $ ____________________

Signature:   _____________________

Print Name:   _______________________